Year End 2011 Investor Briefing March 20, 2012 Exhibit 99.1

Management Participants
Lisa Johnson
Senior Vice President and
Chief Operating Officer
Bob Kees
Senior Vice President and
Chief Financial Officer
Todd Brickhouse Vice President – Treasurer
Lynn Maloney
Vice President – Financial Reporting
and Investor Relations

Note Regarding Forward Looking and Other Statements
The information contained herein, and presented by representatives of Old Dominion Electric
Cooperative (ODEC or we or our), include, or are based upon, forward looking statements and assumptions regarding matters that could have an impact on our business, financial condition, and future operations.
These statements and assumptions, based on our expectations and estimates, are not guarantees of future performance, and are subject to risks, uncertainties, and other factors that could cause our actual results to differ materially from those described herein. These risks, uncertainties and other factors include, but are not limited to, general business conditions, federal and state legislative and regulatory actions, and general credit and capital market conditions.
Any forward looking statement or assumption speaks only as of the date on which the statement or assumption is made, and we undertake no obligation to update any forward looking statements or assumptions to reflect events or circumstances after this date, even if new information becomes available or other events occur after the date of this presentation, March 20, 2012.
These presentation materials highlight some of the information contained in our SEC filings and is qualified in its entirety by the detailed information contained in our SEC filings and elsewhere in this presentation. This presentation may not contain all the information that is important to you. You should read this information in conjunction with the detailed information contained elsewhere in our
SEC filings.

ODEC Overview

Our Business
•
Not-for-profit tax-exempt
power supply cooperative
•
Provide power to 11
distribution cooperatives
(Members) in VA, DE and MD
•
Own 2,013 MW of nuclear,
coal and natural gas
generation
•
PJM RTO member
•
FERC regulated
•
SEC registrant
•
Non-RUS borrower
Our Members
•
Purchase ODEC power
under all-requirements,
take-or-pay wholesale
power contracts (WPCs)
through at least 2053
•
Providers of power to
over 550,000 customers
(1.2 million people)
•
VA and MD Members
regulated by state
commissions
Our 2011 Results
•
Continued growth and strong
financial performance
•
Peak demand = 2,566 MW
•
Energy sales = 13,148 GWh
•
Revenues = $892 million
•
Total assets = $1.6 billion
•
Equity ratio = 31% *
Our Credit Ratings
•
S&P – A (secured and issuer), stable outlook
•
Moody’s – A3 (secured), positive outlook
•
Fitch – A (secured and implied unsecured), stable outlook
*
Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.

2011 Highlights

1
st
Quarter 2011 2
nd
Quarter 2011
Announced
withdrawal from
North Anna Unit  3
Feb 28
Entered Second
Amended and
Restated
Indenture
Jan 26
Issued $350
million of First
Mortgage Bonds
under Indenture
Apr 7
Completed first
year with Potomac
Edison Acquisition
load
May 31 Jun 1
Repaid $215
million 2001
Series A Bonds
Aug 23
Earthquake caused
North Anna Units
1 and 2 to shut
down
Aug 27
Hurricane
Irene caused
customer
outages
Sep 30
Refunded $10
million under
Margin
Stabilization Plan
3
rd
Quarter 2011
4
th
Quarter 2011
Oct 1
Increased
energy
rate 4.8%
Nov 22
North Anna
Units 1 and 2
returned to
service
Nov 21
million 5-year
syndicated
revolver
Dec 16
Finalized
withdrawal from
North Anna Unit  3
Dec 31
Refunded $4.9
million under
Margin
Stabilization Plan
Dec 6
Moody’s affirmed
ODEC’s A3 rating,
changed outlook
to positive
Apr 1
energy
Increased
rate 0.6%
Entered $500

Members

•
ODEC’s load is diversified across 11 Members, with our largest member,
Rappahannock Electric Cooperative, accounting for 34% of our 2011 revenues from sales to Members
Member Revenues
(in millions) (%)
Rappahannock $290.4 34.0
Shenandoah Valley 159.8 18.7
Delaware 97.6 11.4
Choptank 76.6 9.0
Southside 67.5 7.9
A&N 50.1 5.9
Mecklenburg 41.8 4.9
Prince George 22.5 2.6
Northern Neck 20.5 2.4
Community 14.7 1.7
BARC 12.4 1.5
$853.9 100.0%

ODEC

Your Touchstone Energy® Partner

Maryland
Baltimore
Washington D.C.
Maryland
Virginia
Delaware
Maryland
Delaware
Maryland
Chesapeake Bay
Richmond
Norfolk
Atlantic Ocean

Members’ Service Territories

A&N
BARC
Choptank
Community
Delaware
Mecklenburg
Northern Neck
Prince George
Rappahannock
Shenandoah Valley
Southside
Rock Springs
336 MW
Marsh Run
504 MW
Louisa
504 MW
Clover
433 MW
North Anna
216 MW
Nuclear
Coal
Gas CTs

ODEC®
Your Touchstone Energy® Partner

♦

♦

1.3%
39.1%
59.6%
Residential
Commercial and Industrial
Other

9.4%
1.0%
89.6%
Residential
Commercial and Industrial
Other

Members

•
Members continue to experience growth – from 2006 through 2011, average annual compound growth rates
*
were:
2.0% in total number of customers
•
No individual retail customer constituted more than 3.4% of ODEC’s 2011 total revenues from sales to Members
3.1% in total energy sales volume
* Excludes 2010 Potomac Edison Acquisition and WV disposition; growth with these events equals 6.4% and 9.3% in total number of customers and total energy sales volume, respectively.  Also, excludes Northern Virginia Electric Cooperative (NOVEC) which withdrew as a Member January 1, 2009.
2011 Percentage of MWh Sales 2011 Percentage of Customers

Collection of Costs
•
WPCs obligate ODEC to deliver, and the Members to purchase, substantially all of the Members’ power requirements through at least 2053
•
ODEC’s FERC formulary rate allows us to collect revenues to meet all costs, expenses and financial obligations plus additional board-approved equity contributions, and to change rates in accordance with the formula without seeking FERC approval
Exceptions are decommissioning costs (currently $0), changes to depreciation rates, and changes to account classifications or the addition of accounts to the formula
Entity Regulator Changes that Require Approval Changes that do not Require Approval
ODEC FERC ODEC’s formulary rate components ODEC’s energy and demand rates
Virginia Members VSCC Members’ distribution rates ODEC’s energy and demand rates
Maryland Member MPSC Member’s distribution rates ODEC’s energy and demand rates
Delaware Member None N/A ODEC’s energy and demand rates

Competition
•
Although available in some areas, active competition has not developed in our Members’ service territories
•
The vast majority of ODEC’s load is not subject to competition; per the
WPC, we are obligated to continue to plan to accommodate this load
Entity Which Customers can Shop?
Registered
Alternative
Suppliers Exist?
Customers Lost
to Competition
Virginia Members
• Loads > 5 MW, but < 1% of
incumbent peak utility’s load
• Loads > 90 MW
• Seeking green power if not
offered by incumbent
No None
Maryland Member All No None
Delaware Member All No None

2011 Resource Mix
Energy
2011 Peak Demand = 2,566 MW (Jan) 2011 Energy Sales = 13,147,510 MWh
Demand

20%
11%
3%
3%
Other
Purchases
CTs
(gas)
Clover
(coal)
63%
Renewable
Purchases
15%
8%
33%
Purchases
CTs
(gas)
Clover
(coal)
North
Anna
(nuclear)
North
Anna
(nuclear)
44%

Owned Generation Statistics – Dec 31, 2011
Facilities Clover North Anna CTs
Primary Fuel Type coal nuclear natural gas
Operator VA Power VA Power ODEC/EP
Net Utility Plant in Service (w/o CWIP)
$326 million $147 million $424 million
Net Capacity Rating
433 MW 216 MW 1,344 MW
Net Capital Investment $768/KW $681/KW $315/KW
Average Operational Availability 92.7% - 97.4%
Average Capacity Factor
68.6% 76.9% -
Factors affecting 2011 operations lower dispatch by
PJM due to lower
market prices
Aug 23, 2011
earthquake shut
down both units
until mid-Nov
lower dispatch by
PJM due to lower
market prices

1
2
3
2
ODEC also owns 10 diesel units (20 MW), primarily to enhance system reliability.
ODEC owns three combustion turbine facilities.  We operate our two facilities in Virginia; Essential Power Operating Co., LLC
(EP) operates our Rock Springs, Maryland units.
Excludes decommissioning and nuclear fuel.
1
2
3

North Anna Units 1 and 2
•
On August 23, 2011, a 5.8 magnitude earthquake near Mineral, VA caused the two reactors at North Anna to shut down immediately, as designed
•
Detailed inspections found no significant damage
•
Both units were placed in cold shutdown condition pending completion of
NRC inspection and review
•
On November 11, 2011, the NRC issued a press release stating that North
Anna Units 1 and 2 could be restarted
Unit 1 – Restarted on November 11; began generating power on November 15
Unit 2 – Restarted on November 20; began generating power on November 22
•
While North Anna was shut down, we purchased replacement power from the market

North Anna Unit 3 Withdrawal
• 2007 – We filed a joint application with Virginia Power at NRC for a license to construct North Anna Unit 3
• October 2010 – Virginia Power announced “slowdown,” indicated that it would reassess construction schedule in 2013
• February 2011 – We announced we would not participate in North Anna Unit 3
North Anna Unit 3 CWIP of $21.3 million was reclassified to a regulatory asset
Financing-related costs of $1.8 million were expensed as A&G
•
December 16, 2011 – Finalized withdrawal
Received $11.3 million from Virginia Power
$0.9 million = sale of land related to North Anna Unit 3
Balance in regulatory asset = $22.7 million
To be collected from Virginia Power, subject to Virginia State Corporation Commission approval, or through our formulary rate

$10.4 million = reimbursement of costs incurred from Feb 2011 to Dec 16

Capital Expenditures
(including nuclear fuel and capitalized interest)

Other 1.4 31.6 1.6 7.1 6.7 6.8
CTs 0.6 0.9 2.7 0.7 1.1 1.1
North Anna 30.1 36.4 31.9 12.4 12.7 13.4
Clover 10.2 9.6 9.9 12.2 12.4 12.7
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
2009 2010 2011 2012 2013 2014
Actual
=
$166.9 million
Projected =
$99.3 million
Currently anticipate that
expenditures will be
funded with cash from
operations
Projected
2009-2011 – “North
Anna” includes $17.6
million for North Anna
Unit 3
2010 – “Other” includes
$30.0 million for land
for potential generating
facility
Actuals

•
ODEC’s focus is to provide reliable, cost-effective, environmentally-balanced power supply to our Members
•
We are currently on track with our primary energy planning objective to source 50% to 70% of our power from long-term contracts and owned generation assets
•
We continue to plan for growth in demand and energy usage, although near-
term growth projections are less robust than historical averages
Our Members’ service territories have been less impacted by the economic downturn than certain other localities, and continue to experience modest growth
•
We have evaluated numerous power supply opportunities in recent years and have consistently selected the most cost-effective resources for our Members
•
ODEC continues to evaluate all feasible power supply opportunities to purchase or construct additional generation assets, and to acquire additional long-term power contracts

Resource Planning Process

1,000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$ millions
12.0
10.0
8.0
6.0
4.0
2.0
-
MWh million
2009
2010
2011

Sales and Revenues

Factors affecting results:
2009
•
•
2010
•
•
•
2011
•
•
Revenues from Non-Members 34.1 65.4 37.6
Demand Revenues from Members 236.4 280.7 312.7
Energy Revenues from Members 442.7 498.4 541.2
MWh Sales to Members (right axis) 8.7 11.3 12.2
37%
13%
9%
19%
11%
29%
30%
9%
11%
Jan 1 – NOVEC
withdrawal
Decrease in energy rate
Jun 1 – Potomac Edison
Acquisition
First full year with
Potomac Edison
Acquisition load
Milder temperatures
Extreme temperatures
Decrease in energy rate

Income Statement Analysis
2011        % change
2010        % change
2009
Energy Sales to Members 12,205,602 MWh
8.5%
11,254,269 MWh
29.8%
8,667,917 MWh
Energy Sales to Non-Members 941,908 MWh
(30.6%)
1,356,542 MWh
27.9%
1,060,656 MWh
Total Energy Sales 13,147,510 MWh
4.3%
12,610,811 MWh
29.6%
9,728,573 MWh
Demand Sales to Members 24,166 MW
10.0%
21,960 MW
29.9%
16,910 MW
Revenues from Sales to Members $853.9 million
9.6%
$779.1 million
14.7%
$679.1 million
Total Operating Revenues $891.5 million
5.6%
$844.5 million
18.4%
$713.2 million
Total Operating Expenses $828.9 million
4.8%
$790.8 million
20.7%
$655.4 million
Net Margin attributable to ODEC $10.8 million
6.4%
$10.2 million
4.9%
$9.7 million
Margin Stabilization Refund $14.9 million $22.5 million $2.4 million
Average Member Cost $69.96/MWh $69.22/MWh
(11.6%)
$78.34/MWh
Margins for Interest (MFI) Ratio *
1.22 1.23 1.21
*
Per the Indenture we must establish and collect rates which are reasonably expected to yield an MFI ratio of at least 1.10.
MFI ratio is calculated by dividing margins for interest by interest charges, as those terms are defined in the Indenture.
For further description of these terms and calculation, see ITEM 6. SELECTED FINANCIAL DATA in ODEC’s 2011 Annual
Report on Form 10-K.

Balance Sheet Analysis
2011        % change
2010        % change
2009
Net Electric Plant $1,012.9 million
(2.4%)
$1,037.4 million
2.9%
$1,008.4 million
Total Investments 235.2 million
19.6%
196.6 million
11.7%
176.1 million
Other Assets 325.9 million
17.0%
278.4 million
9.0%
255.4 million
Total Assets $1,574.0 million
4.1%
$1,512.4 million
5.0%
$1,439.9 million
Patronage Capital $350.5 million
3.2%
$339.7 million
3.1%
$329.5 million
Non-controlling Interest 13.1 million 13.2 million
-
13.2 million
Long-term Debt 766.1 million
70.3%
449.8 million
(34.7%)
688.7 million
Long-term Debt due w/in One Year 28.3 million
(88.2%)
238.9 million
942.5%
22.9 million
Revolving Credit Facilities -
(100.0%)
7.0 million
(73.9%)
27.0 million
Total Capitalization $1,158.0 million $1,048.6 million $1,081.3 million
Equity Ratio 30.6% 32.8% 30.9%
Deferred Energy $34.7 million
(23.5%)
$45.4 million
17.1%
$38.7 million
* Equity ratio equals patronage capital divided by the sum of our long-term debt, long-term debt due within one year, revolving credit facilities, and patronage capital.

Liquidity and Capital Resources
•
ODEC continues to generate positive cash from operations

2011 2010 2009
Net $ Provided by Operating Activities $40.1 million $119.2 million $91.2 million
Net Change in $ and $ Equivalents $59.4 million ($1.9 million) ($5.7 million)
Comments: Proceeds from
$350 million
debt issuance
enhanced $
$ was utilized to cover capital
expenditures in lieu of
incurring borrowing costs
• April – Issued $350 million of first mortgage bonds under Indenture
Used portion of proceeds to repay $215 million June 1 bullet maturity
• November – Increased and extended available liquidity with closing of
$500 million 5-year revolving credit facility

Summary
•
Economically stable, highly residential service territory
•
Long-term all-requirements wholesale power contracts
•
Favorable regulatory environment
•
Well-established hedging program and long-term planning process
•
Diversified portfolio of power supply resources
•
Consistently strong financial performance
•
SEC registrant and Sarbanes-Oxley compliant
•
“A” (stable outlook) and “A3” (positive outlook) credit ratings

Additional Information
•
A link to this presentation will be posted on ODEC’s website
www.odec.com
•
ODEC’s SEC filings, including Forms 10-K, 10-Q and 8-K are also available on our website
•
For additional information please refer to the contacts below
Name Title E-mail Address Phone Number
Bob Kees SVP and Chief Financial Officer bkees@odec.com 804-968-4034
Todd Brickhouse VP – Treasurer tbrickhouse@odec.com 804-968-4012
Lynn Maloney
VP – Financial Reporting  and
Investor Relations
lmaloney@odec.com 804-968-4065